UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report:  November 4, 2005

 Date of earliest event reported:  October 31, 2005

NORTHWEST AIRLINES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23642	41-1905580
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)	Identification No.)

2700 Lone Oak Parkway
Eagan Minnesota	55121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(612) 726-2111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2{b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 4, 2005, Northwest Airlines, Inc. (“Northwest”) issued a press release announcing the resignation effective November 30, 2005 of James G. Mathews, Vice President — Finance & Chief Accounting Officer of Northwest Airlines Corporation (the “Company”) and Northwest, and the election effective December 1, 2005 of Anna Marie Schaefer as Vice President — Finance & Chief Accounting Officer of the Company and Northwest.  Mr. Mathews is leaving the Company and Northwest to become Controller of ADC Telecommunications, Inc.

A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01(c).                     Exhibits

Exhibit 99.1 Press Release of Northwest dated November 4, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST AIRLINES CORPORATION

By:	/s/ Michael L. Miller
Michael L. Miller
Vice President, Law and Secretary

Dated:  November 4, 2005